EXHIBIT 10.1 SUBSCRIPTION AGREEMENT

1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into by and between BIOHEART, INC., a Florida corporation (the “Company” or “Bioheart”), and the undersigned Investor (individually, the "Investor” and collectively, the “Investors”).

WHEREAS, each of the Investors desires to purchase from the Company, upon the terms and subject to the conditions set forth herein, that number of Units (the "Units") set forth opposite the Investor’s name on the signature page hereto, at a purchase price per Unit set forth on the signature page hereto (the “Per Unit Purchase Price”);

WHEREAS, each Unit consists of ten (10) shares (each such share, a “Share”) of the Company's common stock, par value $0.001 per share (the "Common Stock") and one (1) warrant to purchase five (5) shares of the Common Stock (the “Warrant” and, collectively with the Units and Shares, the “Securities”)

WHEREAS, each Warrant, to be evidenced by the form of Warrant Agreement attached hereto as Exhibit A (the “Warrant Agreement”), will have an exercise price of $0.18 and will be exercisable during the period commencing on the date that is six months and one day following the Closing Date (defined below) and ending on the three year anniversary of the Closing Date; and

WHEREAS,each of the Investors confirms that the Investor is an “Accredited Investor” as indicated in Section 4.2(i) hereof, and each of the Investors hereby executes this Agreement in accordance with and subject to the terms and conditions set forth herein for the purpose of purchasing the Units;

NOW, THEREFORE, for and in consideration of the premises and mutual covenants, representations, warranties and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Article I

OFFERING MATERIAL

The Investors hereby represent and warrant that they are holders of promissory notes made by the Company, having an aggregate current principal balance of $1,225,954(the “Promissory Notes”) and, prior to signing this Agreement, has carefully read and understood the following items (collectively, the “Offering Materials”):

(a)     This Agreement;

(b)     The Warrant Agreement;

(c)     The Registration Rights Agreement, attached hereto as Exhibit B (the “Registration Rights Agreement”);

(e)     The Company’s Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A for the each of the years ended December 31 2008 and December 31, 2009 (the “Annual Reports”);

(f)     The Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010 (the “Quarterly Reports”);

(g)     The Company’s Current Reports on Form 8-K, or Form 8-K/A filed with the Securities and Exchange Commission after January 1, 2010, and prior to the date hereof (the “Current Reports”).

Article II

SUBSCRIPTION AND PAYMENT; CERTAIN TERMS AND PROCEDURES

Section 2.1     (a)     Each of the Investors hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Investors at the Closing (as defined below), the number of Units set forth opposite each of the Investors’ names on the signature pages hereto (the “Purchased Units”) at the Per Unit Purchase Price. The Investors have enclosed herewith or previously delivered a check or money order payable to the order of the Company, or has made payment by wire transfer of funds in accordance with instructions from the Company, or given to the Company written confirmation of the reduction of the principal amount of the Promissory Note(s) it holds (any of the foreging being hereinafter referred to as the “Consideration”), in the full amount of the product of (i) the number of Purchased Units and (ii) the Per Unit Purchase Price (the “Purchase Price”).

(b)     The Closing of the sale of Units (the “Closing”), shall take place at the Company’s principal executive offices (unless the parties agree otherwise) at 5:00 PM., Eastern Standard Time, on November __, 2010 (the “Closing Date”), or such other time(s) and place(s) as the Company and the Investors shall agree. All payments received by the Company prior to the Closing shall be held by the Company for the benefit of the Investor providing such payment pending the Closing.

(c)     Upon Closing of this Subscription Agreement by the Company and subject to the Company’s actual receipt of (x) the Consideration, and (y) the Registration Rights Agreement, executed by the Investor, the Company shall issue and deliver to the Investor that number of Shares and a Warrant to purchase that number of Shares determined as provided in the foregoing paragraph (a). In the event that the Company issues Securities to the Investor but the Investor fails to deliver payment to the Company (whether due to a check returned for insufficient funds or otherwise), then, to the extent that such Securities are not paid for, such Securities (and any certificates therefore) shall for all purposes be deemed unissued, cancelled and void, and upon the Company’s request the Investor shall promptly return and deliver to the Company any stock certificates for such unissued Shares and the original copy of the Warrant Agreement. The Investor hereby agrees to be bound by this Agreement upon the Investor's execution and delivery to the Company of this Agreement. The Investor's subscription for the Securities may be accepted or rejected in whole or part at the sole discretion of the Company. In the case of the Company’s rejection of any subscription (or portion thereof), the Investor's subscription payment, or applicable portion thereof, will be returned by the Company to the Investor promptly, without interest. If this Subscription Agreement is not accepted and closed by the Company within three (3) days after the date this Subscription Agreement is received by the Company, it will be deemed rejected by the Company and the Investor's payment will be returned by the Company to the Investor unless the Investor subsequently agrees to reaffirm this Subscription Agreement to the Company, in which case such three (3) day period will re-commence at such time.

Article III

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY

Section     3.1     The Company hereby represents and warrants to the Investor as of the date hereof and as of the Closing (except as set forth herein) as follows:

(a)                Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted, as contemplated by the Offering Materials.

(b)                Capitalization and Voting Rights. As of the date hereof, the authorized capital of the Company consisted of (i) 5,000,000 shares of preferred stock, par value $0.001 (the "Preferred Stock"), none of which are outstanding and (ii) 75,000,000 shares of Common Stock, of which 29,366,985 shares of Common Stock were issued and outstanding as of September 30, 2010. As of September 30, 2010, there were outstanding options to purchase 2,299,313 shares of Common Stock at a weighted average exercise price of $2.84 per share and outstanding warrants to purchase 9,946,944 shares of Common Stock at a weighted average exercise price of $2.70 per share.

(c)                Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the Registration Rights Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Securities being sold has been taken or will be taken prior to the acceptance and Closing of this Agreement, and this Agreement and the Registration Rights Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions or agreements therein may be limited by applicable United States federal or state securities laws.

(d)                Valid Issuance. The Shares when issued and paid for in compliance with the provisions of this Agreement will be duly authorized and validly issued, fully paid, non-assessable, and, assuming that the representations and warranties of the Investor made herein are true, complete and correct at the time of issuance, issued in compliance with United States federal securities laws. The shares underlying the Warrant when issued and paid for in compliance with the provisions of this Agreement and the Warrant Agreement will be duly authorized and validly issued, fully paid, non-assessable, and, assuming that the representations and warranties of the Investor made herein are true, complete and correct at the time of issuance, issued in compliance with federal securities laws.

(e)                Compliance with Charter Documents. Neither the execution and delivery of, nor the consummation of any transaction or execution of any instrument contemplated by, this Agreement, nor the issuance of the Securities has constituted or resulted in, or will constitute or result in, a default under or breach or violation of any term or provision of the Company’s Articles of Incorporation, as amended to date, or Bylaws, as amended to date.

Article IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

As an inducement to the Company to enter into this Agreement, the Investor hereby represents and warrants to and agrees with the Company as of the date hereof and as of the Closing (except as set forth herein) as follows:

Section 4.1     Authorization; Validity; No Conflict; Binding Effect.

(a)     The Investor has the full power and authority to execute and deliver this Agreement and the Registration Rights Agreement, to perform all of its obligations hereunder and thereunder, and to purchase, acquire and accept delivery of the Securities purchased hereunder.

(b)     The execution and delivery by the Investor of this Agreement and the Registration Rights Agreement, the performance by the Investor of its obligations hereunder and thereunder, and the purchase, acquisition and acceptance of delivery of the Securities by the Investor have been duly and validly authorized by all requisite corporate or other action on the part of the Investor.

(c)     Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its terms except (i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting creditors' rights generally, (ii) as may be limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent any indemnification provisions or agreements therein may be limited by applicable United States federal or state securities laws.

Section 4.2     Investment Representations, Warranties and Covenants.

(a)     The Investor is familiar with and understands (i) the current and proposed business of the Company and (ii) that the Company is a development stage corporation with no profitability to date. The Investor has carefully considered and has, to the extent the Investor believes such discussion necessary, discussed with the Investor’s professional legal, tax, accounting and financial advisers the suitability of an investment in the Securities for the Investor’s particular tax and financial situation and has determined that the Shares being subscribed for are a suitable investment for the Investor.

(b)     The Investor acknowledges that (i) the Investor and the Investor’s attorney, accountant or other advisor(s) have had the right to request copies of any documents, records and books pertaining to this investment and (ii) such documents, records, and books which the Investor or such other persons have requested have been made available for inspection by such persons.

(c)     The Investor has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Securities and all such questions have been answered to the Investor’s full satisfaction.

(d)     The Investor believes that he, she or it has received all the information that he, she or it considers necessary or appropriate for making an investment decision with respect to the Securities, and that such Investor has had an opportunity to ask questions and receive answers from the Company and its management regarding, the terms and conditions of this Agreement, and the business, industry, management, technology, properties, financial condition, results of operations and prospects of the Company and to obtain additional information necessary to verify the accuracy of any information furnished to such Investor or to which such Investor had access. Other than for the representations and warranties made by the Company in this Agreement, the Investor is not relying upon any other information, representation or warranty by the Company or any of its agents, including any brokers and finders, in determining to invest in the Securities and is relying on the Investor’s own examination of the Company, including the merits and risks involved, in making its investment decision.

(e)     The Investor is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice, registration statement or other communication published in any newspaper, magazine or similar media, filed with the Securities and Exchange Commission or broadcast over television or radio or presented at any seminar or meeting to which the public was invited.

(f)     The Investor acknowledges that the Investor has such knowledge and experience in business, financial, investment and banking matters (including, but not limited to, investments in non-listed, restricted and non-registered securities of closely held, non-public companies) such that (i) the

Investor is capable of evaluating the merits, risks and advisability of an investment in the Securities, and (ii) the Investor recognizes and appreciates the highly speculative nature of an investment in the Securities.

(g)     The Investor represents and warrants that he or she is a sophisticated investor, has had prior experience with investments of a similar nature and that the Investor’s knowledge and experience in business and financial matters are such that Investor is capable of evaluating the risk of investment in the Securities and determining the suitability of the Investor’s investment in the Securities. The Investor represents that the Investor (i) is not disproportionately invested in illiquid investments and will not become so by reason of this investment, (ii) has adequate means of providing for the Investor’s current financial needs and contingencies and as such, does not require the funds invested in the Securities for the Investor’s normal expenses, (iii) is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, (iv) has no need for liquidity in such investment, (v) at the present time, the Investor could afford a complete loss of such investment in the Securities, and (vi) the Investor's investment in the Securities represents less than ten percent (10%) of the portion of the Investor's assets that are available for use in making investments in equity securities.

(h)     The Investor understands that the Securities are being offered and sold to it, him or her in reliance upon specific exemptions from the registration requirements of the Securities Act and applicable state exemption(s) and that the Company is relying upon the truth and accuracy of, and the Investor's compliance with, the Investor's representations, warranties, covenants, agreements, acknowledgments and understandings set forth herein in order to determine the availability of such exemptions and his, her or its eligibility to acquire the Securities.

(i)     The Investor is an “Accredited Investor” as defined in Rule 501(d) of Regulation D, promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act, and such qualification is based on the fact that either (i) if the Investor is an individual, the Investor (a) as of the date of this Agreement (either individually or jointly with his or her spouse) has a net worth in excess of $1,000,000 (exclusive of the value of the primary residence); or (b) the Investor had an individual income in excess of $200,000 (or joint income in excess of $300,000 with his or her spouse) for each of the two most recent years and reasonably expects an income in excess of $200,000 (or joint income in excess of $300,000 with his or her spouse) for the current year; or (ii) if the Investor is not an individual, the Investor (a) is a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000, or (b) is an entity in which all of the equity owners are accredited investors.

(j)     The Investor acknowledges that the Shares herein subscribed for have not been registered under the Securities Act, or under the securities laws of any state and, therefore, cannot be sold, transferred or otherwise disposed of unless they are either registered under the Securities Act and any applicable state securities laws or unless exemptions from such registration are available, provided that the Investor delivers to the Company an opinion of counsel reasonably satisfactory to the Company confirming the availability of such exemption. The Investor acknowledges that the Warrant herein subscribed for and the shares underlying the Warrant have not been registered under the Securities Act, or under the securities laws of any state and, therefore, cannot be sold, transferred or otherwise disposed of unless (x) they are either registered under the Securities Act and any applicable state securities laws or unless exemptions from such registration are available, provided that the Investor delivers to the Company an opinion of counsel reasonably satisfactory to the Company confirming the availability of such exemption, and (ii) the transfer is permitted by and conducted in accordance with the Warrant Agreement. The Investor represents that the Investor is purchasing Securities for the Investor’s own account, for investment and neither as a nominee, nor with a view to the resale or distribution thereof except in compliance with the Securities Act and the restrictions contained in the immediately preceding sentence. The Investor has not offered or sold any portion of the Securities being acquired nor does the Investor have any present intention, agreement, understanding or arrangement to subdivide, sell, distribute, assign, transfer or otherwise dispose of all or any portion of the Securities to any other person either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance in violation of the Securities Act. The Investor further recognizes that, except to the extent set forth in the Registration Rights Agreement, the Company is not assuming any obligation to register the Securities or the shares underlying the Warrant.

(k)     The Investor further covenants that it will not make any sale, transfer or other disposition of the Securities in violation of the Securities Act, the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations of the SEC promulgated thereunder or any applicable state securities laws.

(l)     The Investor has had the opportunity to review with its own tax advisors the federal, state and local tax consequences of the purchase of the Securities. The Investor understands that the Investor (and not the Company) shall be responsible for his, her or its own tax liability that may arise as a result of the purchase or sale of the Securities.

(m)     The Investor acknowledges that it has had the opportunity to review the Offering Materials and the transactions contemplated thereby with its own legal counsel. The Investor is not relying on the Company or any of the Company’s agents for legal advice with respect to its investment in the Securities.

(n)     If this Subscription Agreement is executed and delivered on behalf of a natural person, such person is at least 21 years of age and is purchasing the Securities solely for such person’s own account and not for the account of any other person.

(o)     The Investor recognizes that its investment in the Securities involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to a purchase of the Securities, including, without limitation, the risk of losing the entire investment.

(p)     The Investor has carefully reviewed and considered the risk factors included in the Company’s Annual Reports and Quarterly Reports (collectively, the “Risk Factors”). THE INVESTOR HEREBY ACKNOWLEDGES AND CONFIRMS THAT THE INVESTOR HAS CAREFULLY REVIEWED AND CONSIDERED THE RISKS AND UNCERTAINTIES DESCRIBED IN THE RISK FACTORS BEFORE MAKING AN INVESTMENT DECISION TO PURCHASE THE SECURITIES.

(q)     The Investor acknowledges and agrees that the Per Unit Purchase Price at which it is purchasing Units under this Agreement may be higher or lower from the Per Unit Purchase Price at which other investors acquire COMMON STOCK OR OTHER SECURITIES OF THE COMPANY, THAT OTHER INVESTORS MAY RECEIVE ADDITIONAL WARRANTS IN CONNECTION WITH thePURCHASE OF COMMON STOCK OR OTHER SECURITIES OF THE COMPANY AND THAT THE EXERCISE PRICE UNDER the WARRANTS OTHER INVESTORS RECEIVE MAY BE LESS THAT THE EXERCISE PRICE UNDER THE WARRANTS ISSUED AS A PART OF THE UNITS.

Section 4.1     Legends on Stock Certificates and Warrant.

(d)     The Investor acknowledges and understands that the certificates representing the Shares to be purchased by such Investor and the shares issuable upon exercise of the Warrant (the “Warrant Shares”) will bear, by imprint or endorsement, appropriate legends reflecting the status of the Shares and the Warrant Shares under the Securities Act and applicable state securities laws. The Investor understands that the Shares and Warrant Shares shall bear a restrictive legend in, or substantially in, the form set forth below:

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, CONVEYED, PLEDGED, GIFTED, ASSIGNED, ENCUMBERED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM REGISTRATION FROM THE SECURITIES ACT AND THE RULES PROMULGATED THEREUNDER AND UNDER APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT THE INVESTOR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(b)     The Investor agrees, that so long as the restrictive legends described herein in this Agreement remain on the certificates representing the Shares and the Warrant Shares, the Company may maintain appropriate "stop transfer" orders with respect to the Shares and the Warrant Shares, or any portion thereof, on its stock books and ledger and with its registrar and transfer agent, if any.

Section 4.2     No Brokers or Finders. No person has or will have, as a result of this Agreement or the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as finder or broker arising out of the transactions contemplated by this Agreement as a result of any agreement or arrangement made by or on behalf of the Investor or by any agent or affiliate of the Investor.

Article v

UNDERSTANDINGS AND NOTICE TO THE INVESTOR

The Investor understands and acknowledges as follows:

Section 5.1     The Securities have not been registered under the Securities Act or the securities laws of any state and are intended to be offered and sold in in reliance on exemption from the registration requirements of the Securities Act by virtue of Regulation D and/or other exemptions thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein.

Section 5.2     There is no public or other market for the Securities and no such public or other market may ever develop. The Securities purchased by the Investor will constitute "restricted securities" as defined in Rule 144. There can be no assurance that the undersigned will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the exemption for the sale of the Securities, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder, in addition to other requirements under the Shareholders Agreement.

Section 5.3     The Investor hereby acknowledges and agrees that the Investor’s subscription and agreement to purchase the Securities hereunder is irrevocable by the Investor, and that, except as required by applicable law (if any) with respect to investors that are residents of certain states, the Investor is not entitled to cancel, terminate or revoke this Agreement or any agreements of the undersigned hereunder and that this Agreement shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. The Investor hereby confirms that the Investor’s state of residence is the state set forth on the Investor’s signature below. If the Investor is more than one person, the obligations of the Investor parties hereunder shall be joint and several and the agreements, representations, warranties, covenants and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 5.4     The Securities are subject to restrictions on transferability and resale under applicable law and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom and, with respect to the Warrant and Warrant Shares, only as permitted under the Warrant Agreement. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time.

Section 5.5     The Investor acknowledges that any information provided to the Investor and/or the Investor's legal and financial advisors with respect to the Securities, including the information contained in the Offering Materials and all additional information furnished by the Company to the Investor and/or his advisors in connection with the Securities, is confidential and nonpublic and agrees that all such information shall be kept in confidence by the Investor and his advisors and neither used by the Investor nor his advisors for the Investor’s or other person’s personal benefit (other than in connection with this Subscription Agreement), nor disclosed to any other third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, or (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of breach of this provision).

Section 5.6     The representations, warranties, covenants and agreements of the Investor contained herein shall be true and correct in all material respects on and as of the date of the Closing of the sale of Securities to the Investor hereunder as if made on an as of such date and shall survive the execution and delivery of this Agreement and the Investor's purchase of the Securities.

Section 5.7     IN MAKING AN INVESTMENT DECISION, THE INVESTOR MUST RELY ON THE INVESTOR’S OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE SALE OF THE SECURITIES, INCLUDING THE MERITS AND RISKS INVOLVED.

Section 5.8     The offering and sale of the Securities are intended to be exempt from registration under the securities law of certain states in the United States. Persons subscribing for the Securities must note that there are restrictions on the transfer of the Securities as stipulated herein. The Investor hereby acknowledges that he or she has read the following notices and has taken full cognizance of and understands the notices applicable to such Investor and the restrictions on the transfer of the Securities.

RESIDENTS OF ALL U.S. STATES:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS SALE OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM, AND ONLY IF PERMITTED UNDER THE STOCKHOLDER AGREEMENT. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

RESIDENTS OF FLORIDA

The SECURITIES offered hereby have not been registered under the Florida Securities Act. Each offeree who is a Florida resident should be aware that section 517.061(11)(a)(5) of the Florida Securities and Investor Protection Act provides, in RELEVANT part, as follows: “when sales are made to five or more persons in THIS STATE, any sale in THIS STATE made pursuant to THIS SUBSECTION is voidable by the purchaser in such sale either within 3 days after the first tender of consideration is made by SUCH purchaser to the issuer, an agent of the issuer or an escrow agent or within 3 days after the availability of that privilege is communicated to such purchaser, whichever occurs later.

Article VI

CONDITIONS TO OBLIGATIONS

Section     6.3     Conditions to Obligations of the Company. The obligation of the Company to sell and issue the Securities to the Investor at the Closing is subject to, among other things, the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

   (a)     each of the representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made by such Investor on and as of such date, and each of the covenants and agreements of each Investor contained in this Agreement to be performed on or before the Closing Date shall have been duly and fully performed on or before such date, and, if requested by the Company, the Investor shall have delivered a certificate to the Company as to the truth and accuracy of the statements in this paragraph;

   (b)     no order shall have been entered (or be in effect) by a court of competent jurisdiction which enjoins, prohibits or materially restrains the transactions contemplated by this Agreement;

   (c)     the Investor shall have delivered to the Company a check or money order of federal funds wire transfer (as directed and requested by the Company prior to the Closing Date), in the amount of and in payment in full of the Purchase Price for the Securities to be purchased by such Investor as provided hereunder;

   (d)     the Investor shall have executed and delivered to the Company the Registration Rights Agreement.

Section     6.2     Conditions to Obligations of the Investors. The obligation of the Investor to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, any of which may be waived by such Investor:

   (a)     each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made by the Company on and as of such date, and each of the covenants and agreements of the Company contained in this Agreement to be performed on or before the Closing Date shall have been duly and fully performed on or before such date; and

  (b)     the Company shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

Article VII

ADDITIONAL AGREEMENTS AND PROVISIONS

Section 7.1     Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other party.

Section 7.2     Expenses.  Any legal or other fees, costs or expenses incurred in connection with the consideration, preparation, and/or consummation of this Agreement and the transactions contemplated hereby and thereby shall be borne and paid solely by the party incurring such fees, costs and expenses.

Section 7.3     Pronouns and Plurals; "Person". Whenever the context may require, any pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require. As used in this Subscription Agreement, the term "person" shall mean and include an individual, entity, corporation, trust, partnership, limited liability company or partnership, joint venture, unincorporated organization, association, governmental authority or any agency or political subdivision thereof.

Section 7.4     Headings. The article, section, subsection, captions, headings and other titles preceding the text of each section, subsection or paragraph hereof are for convenience of reference only and shall not effect the construction, meaning or interpretation of this Agreement (or of any provision hereof).

Section 7.5     Construction.  The parties acknowledge that each party has reviewed this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement (or of any provision hereof).

Section 7.6     Waiver of Compliance; Consents.      Any failure of any party hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the other parties hereto solely by a written instrument executed by such other parties; any such written and signed waiver, and any failure by any party to insist upon strict compliance with any obligation, covenant, agreement or condition herein, shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

Section 7.7     Amendment and Modification.      Except as set forth elsewhere in this Agreement, neither this Agreement nor any provision hereof shall be amended waived, modified, supplemented, changed, discharged, terminated, revoked or canceled, except by a written instrument mutually agreed upon and executed by all parties hereto.

Section 7.8     Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, on the date of transmittal of services via facsimile or telecopy to the party to whom notice is to be given (if receipt is orally confirmed by phone and a confirming copy delivered thereafter in accordance with this Section), or on the fifth day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or via a nationally recognized overnight courier providing a receipt for delivery and properly addressed to the applicable address as set forth below. Any party may change its address for purposes of this paragraph by giving notice of the new address to each of the other parties in the manner set forth above.

(a)      If to the Company to:

Bioheart, Inc.

13794 NW 4th Street

Suite 212

Sunrise, Florida 33325

Attention: Catherine Sulawske-Guck

COO and Corporate Secretary

Fax:     (954) 845-9976

Phone: (954) 835-1500

With a copy to:

Gregory Sichenzia

Sichenzia Ross Friedman Ference LLP

61 Broadway

32nd Floor

New York, NY 10006

Fax: ( (212) 930-9725

Phone: (212) 930-9700

(b)     If to the Investor, to the Investor’s address set forth on the signature page hereto.

Section 7.9     Binding Effect. This Agreement and all the terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, estate, legal representatives, successors and permitted assigns and are not intended and shall not be construed so as to confer any rights or benefits upon any other person or party.

Section 7.10     Dealings in Good Faith; Best Efforts. Each party hereto agrees to act in good faith with respect to the other party or parties hereto in exercising its rights and discharging its obligations under this Agreement. Each party further agrees to use its reasonable best efforts to ensure that the purposes of this Agreement (and the related documents and agreements referred to herein) are realized and to take such further actions or steps, and execute and deliver (and, as appropriate, file) such further documents, certificates, instruments and agreements, as are reasonably necessary to implement the provisions of this Agreement and to consummate the Closing, upon the terms and as contemplated by this Agreement.

Section 7.11     Governing Law; Jurisdiction. The validity and effect of this Agreement, and the rights and obligations of the parties hereto, shall be enforced, governed by, and construed in all respect in accordance with the internal laws of the State of Florida (without reference to conflict of laws provisions). Each Party hereby irrevocably and unconditionally (a) agrees that any Action or Proceeding, at Law or equity, arising out of or relating to this Agreement and any other agreements or the transactions contemplated hereby and thereby shall only be brought in the state or federal courts located in Miami-Dade County, Florida, (b) expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and (c) waives and agrees not to raise (by way of motion, as a defense or otherwise) any and all jurisdictional, venue and convenience objections or defenses that such party may have in such action or proceeding. Each party hereby irrevocably and unconditionally consents to the service of process of any of the aforementioned courts. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action or proceeding brought pursuant to this Paragraph 7.11.

Section 7.12     Severability. It is the desire and intention of the parties hereto that, whenever possible, each provision of this Subscription Agreement be interpreted in such a manner as to be effective and valid under applicable law; if, however, any provision of this Subscription Agreement is found or held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

Section 7.13 Entire Agreement. This Subscription Agreement, the Shareholders Agreement and the Warrant Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior discussions, understandings, negotiations, agreements, representations, warranties, promises, assurances, covenants, arrangements and communications, both written and oral, express or implied, of any and every nature between or among the parties hereto.

Section 7.14     Counterparts. This Subscription Agreement may be executed through the use of one or more counterparts, all of which together shall be considered one and the same agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the same counterpart.

Section 7.15     Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each party shall be entitled to specific performance of the agreements and obligations of the other party hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

Section 7.16     Waiver of Jury Trial. THE INVESTOR AND THE COMPANY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS LETTER AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY THE INVESTOR AND THE COMPANY.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

     IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement as of the date this agreement is accepted, if eve, by the Company as set forth below.

TO BE COMPLETED BY INVESTOR(s)

Units subscribed: ____________	Per Unit Purchase Price: ____________

By: _______________________
(Signature)

By: _______________________
(Signature)

Name: _____________________	Date: ___________________________
(Print Name of Individual or Entity)

Title: _______________________
Address:

___________________________

___________________________

___________________________

Telephone No.: ___________________________________

E-mail address: ___________________________________

Tax ID: _______________________

COMPANY

BIOHEART, INC

By : _________________________	Date Subscription Accepted: _______________
Name:
Title:
Address: Bioheart, Inc
13794 NW 4th Street, Suite 212
Sunrise, Florida 33325